Exhibit 10.1

FOURTH AMENDMENT

TO

FIFTH AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

EACH OF THE OTHER SIGNATORIES HERETO,

as Guarantors,

BNP PARIBAS,

as Administrative Agent,

and

THE LENDERS PARTY HERETO

Dated as of July 1, 2011

FOURTH AMENDMENT TO

FIFTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This FOURTH AMENDMENT TO FIFTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Fourth Amendment”) executed as of July 1, 2011 is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; and BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

Recitals

A.                                   The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Fifth Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2010, as amended by the First Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of November 8, 2010, the Second Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of December 22, 2010, and the Third Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of April 29, 2011, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B.                                     The Borrower and Hawk Field Services have entered into the May 2011 Midstream PSA (as such term is defined below).

C.                                     In connection with the transactions contemplated by the May 2011 Midstream PSA, the Borrower has requested that the Administrative Agent and the Majority Lenders consent to, and the Administrative Agent and the Majority Lenders have agreed to consent to, subject to the terms and conditions herein, the following actions by the Borrower (the “Consented Actions”):

(i)                                     the sale of all of the Equity Interest of Newco held by Hawk Field Services to KM Gathering LLC or one of its Affiliates;

(ii)                                  the South Texas Midstream Transactions (as such term is defined below);

(iii)                               the sale of a 25% Equity Interest of EagleHawk held by Hawk Field Services to KM Eagle Gathering LLC or one of its Affiliates; and

(iv)                              in connection with the South Texas Midstream Transactions, the termination of the Collateral Assignment of Midstream Services Contracts.

D.                                    The Borrower has requested, and the Borrower, the Administrative Agent and the Majority Lenders have agreed to amend certain provisions of the Credit Agreement.

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E.                                      NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                            Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this Fourth Amendment refer to sections in the Credit Agreement.

Section 2.                            Amendments to Credit Agreement.

2.1                                 Certain Defined Terms.  The following defined terms in Section 1.02 are hereby amended and restated, or added, in the appropriate alphabetical order in their entirety as follows:

“‘Agreement’ means this Fifth Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of November 8, 2010, by the Second Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of December 22, 2010, by the Third Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of April 29, 2011, and by the Fourth Amendment to Fifth Amended and Restated Senior Revolving Credit Agreement, dated as of July 1, 2011, as the same may from time to time be further amended, modified, supplemented or restated.

“EagleHawk” means EagleHawk Field Services LLC, a Delaware limited liability company.

“EagleHawk LLC Agreement” means the limited liability company agreement of EagleHawk entered into pursuant to the May 2011 Midstream PSA.

“EBITDA-HFS” means, for any period, the sum of Consolidated Net Income-HFS for such period plus (a) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization and all other non-cash charges and (b) minus (i) all non-cash income and (ii) all income of EagleHawk, each of (i) and (ii) to the extent included in Consolidated Net Income-HFS.

“May 2011 Midstream PSA” means that certain Purchase and Sale Agreement executed May 4, 2011 by and among the Borrower, Hawk Field Services, EagleHawk Field Services LLC, KM Gathering LLC and KM Eagle Gathering LLC.

“South Texas Midstream Transactions” means the contribution of the Eagle Ford Assets (as defined in the May 2011 Midstream PSA), the related disposition of the Eagle Ford Business (as defined in the May 2011 Midstream PSA) to EagleHawk and the entry into the Contribution Documents (as defined in the May 2011 Midstream PSA).

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2.2                                 Amendment to Section 7.13.  Section 7.13 is hereby amended and restated in its entirety as follows:

“Section 7.13                          Restriction on Liens. Neither the Borrower nor any of the Restricted Subsidiaries is a party to any material agreement or arrangement (other than Capital Leases creating Liens permitted by Section 9.03(c), but then only on the Property subject of such Capital Lease, and pursuant to the EagleHawk LLC Agreement with respect to Hawk Field Services’ Equity Interest in EagleHawk), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.”

2.3                                 Amendment to Section 8.01(d).  Section 8.01(d) is hereby amended and restated in its entirety as follows:

“(d)                          Certificate of Financial Officer — Consolidating Information.  If, at any time, all of the Consolidated Subsidiaries of the Borrower are not Consolidated Restricted Subsidiaries, then concurrently with any delivery of financial statements under Section 8.01(a) or Section 8.01(b), a certificate of a Financial Officer setting forth consolidating spreadsheets that show all Consolidated Unrestricted Subsidiaries and the eliminating entries, in such form as would be presentable to the auditors of the Borrower; provided however, the Borrower shall not be required to include such information for EagleHawk, Bison Ranch LLC and Proliq, Inc.

2.4                                 Amendment to Section 9.05(l).  Section 9.05(l) is hereby amended and restated in its entirety as follows:

“(l)                              Investments in EagleHawk from and after its date of inception in accordance with the May 2011 Midstream PSA and the EagleHawk LLC Agreement.”

2.5                                 Amendment to Section 9.06(d).  Section 9.06(d) is hereby amended and restated in its entirety as follows:

“(d)                          The Borrower shall not permit the aggregate principal amount of all Non-Recourse Debt outstanding at any one time to exceed $250,000,000; provided that, the aggregate amount of such Non-Recourse Debt outstanding at any one time by all Unrestricted Subsidiaries other than EagleHawk shall not exceed $25,000,000.”

2.6                                 Amendment to Section 9.17(e).  Section 9.17(e) is hereby amended and restated in its entirety as follows:

“(e)                           any restriction with respect to Hawk Field Services’ Equity Interest in EagleHawk imposed by the EagleHawk LLC Agreement,”

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2.7                                 Amendment to Schedule 7.14.  Schedule 7.14 is hereby amended by deleting such Schedule in its entirety and replacing it with Schedule 7.14 attached hereto.

Section 3.                            Midstream Component and Borrowing Base.  For the period from and including the Fourth Amendment Effective Date to but excluding the next Midstream Component Determination Date, the Midstream Component shall be $0.00.  As a result, the Borrowing Base shall be $1,800,000,000 from and including the Fourth Amendment Effective Date to the next Redetermination date or Midstream Component Determination Date, as applicable.  Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time as a result of adjustments to the Oil and Gas Borrowing Base pursuant to Section 2.07(d), Section 8.13(c) or Section 9.13 and to the Midstream Component pursuant to Section 9.13.

Section 4.                            Consent.  Subject to the conditions precedent set for the in Section 5 and the representations and warranties set forth in Section 6, the Administrative Agent and the Majority Lenders hereby consent to the Consented Actions.

Section 5.                            Unrestricted Subsidiaries.  The Administrative Agent and the Majority Lenders hereby acknowledge and agree to the previously submitted classifications of EagleHawk, Bison Ranch LLC and Proliq, Inc. as Unrestricted Subsidiaries pursuant to Section 9.06(b) and the release of any guaranty or Liens of each such entity and the termination of any financing statements for each such entity with regard to the Loan Documents.  The Administrative Agent and the Majority Lenders hereby agree to, and do hereby release, all Liens in favor of the Administrative Agent and Lenders encumbering the Eagle Ford Assets (as defined in the May 2011 Midstream PSA).

Section 6.                            Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such documents are received and conditions satisfied or waived pursuant to the Credit Agreement, the “Fourth Amendment Effective Date”):

6.1                                 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

6.2                                 The Administrative Agent shall have received from the Borrower, the Majority Lenders, and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this Fourth Amendment signed on behalf of such Person.

6.3                                 No Default or Event of Default shall have occurred and be continuing as of the Fourth Amendment Effective Date.

6.4                                 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

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The Administrative Agent is hereby authorized and directed to declare this Fourth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 6 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 7.                            Representations and Warranties; Etc.  The Borrower and each Guarantor hereby affirms:  (a) that as of the date of execution and delivery of this Fourth Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this Fourth Amendment, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 8.                            Miscellaneous.

8.1                                 Confirmation.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.

8.2                                 Ratification and Affirmation of Borrower and Guarantors.  The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this Fourth Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

8.3                                 Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

8.4                                 No Oral Agreement.  THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

8.5                                 Governing Law.  THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ Mark J. Mize
Mark J. Mize
Executive Vice President — Chief Financial Officer and Treasurer

Fourth Amendment — Fifth Amended and Restated Senior Revolving Credit Agreement

Signature

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

HAWK FIELD SERVICES, LLC

PETROHAWK PROPERTIES, LP
By:	P-H Energy, LLC
Its General Partner

WINWELL RESOURCES, L.L.C.

WSF, INC.

KCS RESOURCES, LLC

KCS ENERGY SERVICES, INC.

MEDALLION CALIFORNIA PROPERTIES COMPANY

ONE TEC, LLC

ONE TEC OPERATING, LLC

HK TRANSPORTATION, LLC

PETROHAWK HOLDINGS, LLC

By:	/s/ Mark J. Mize
Mark J. Mize
Executive Vice President — Chief Financial Officer and Treasurer

FRACHAWK SERVICES, LLC
BIG HAWK SERVICES, LLC

By:	/s/ Mark J. Mize
Mark J. Mize
Treasurer

ANNEX I

HK ENERGY MARKETING, LLC

By:	/s/ Mark J. Mize
Mark J. Mize
Chief Financial Officer and Treasurer

ANNEX I

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent and Lender

	By:	/s/ Juan Carlos Sandoval
Name: Juan Carlos Sandoval
Title: Director

	By:	/s/ Betsy Jocher
Name: Betsy Jocher
Title: Director

ANNEX I

CO-SYNDICATION AGENT:	BANK OF MONTREAL, as Co-Syndication
Agent and Lender

	By:	/s/ James V. Ducote
Name: James V. Ducote
Title: Director

ANNEX I

CO-SYNDICATION AGENT:	BANK OF AMERICA, N.A., as Co-Syndication
Agent and Lender

	By:	/s/ Jeffrey H. Rathkamp
Name: Jeffrey H. Rathkamp
Title: Managing Director

ANNEX I

CO-DOCUMENTATION AGENT:	JPMORGAN CHASE BANK, N.A., as
Co-Documentation Agent and Lender

	By:	/s/ Michael A. Kamauf
Name: Michael A. Kamauf
Title: Authorized Officer

ANNEX I

CO-DOCUMENTATION AGENT:	WELLS FARGO BANK, N.A., as
Co-Documentation Agent and Lender

	By:	/s/ Doug McDowell
Name: Doug McDowell
Title: Director

ANNEX I

LENDERS:	BARCLAYS BANK PLC

	By:	/s/ Allen Huang
Name: Allen Huang
Title: Assistant Vice President

ANNEX I

ROYAL BANK OF CANADA

By:	/s/ Jay T. Sartain
Name: Jay T. Sartain
Title: Authorized Signatory

ANNEX I

MORGAN STANLEY BANK, N.A.

By:	/s/ Frank Jolley
Name: Frank Jolley
Title: Authorized Signatory

ANNEX I

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Frank Jolley
Name: Frank Jolley
Title: Vice President

ANNEX I

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Erin Morrissey
Name: Erin Morrissey
Title: Director

ANNEX I

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Sharada Manne
Name: Sharada Manne
Title: Director

By:	/s/ Mark A. Roche
Name: Mark A. Roche
Title: Managing Director

ANNEX I

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovish
Name: Mikhail Faybusovish
Title: Director

By:	/s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Associate

ANNEX I

UBS AG, STAMFORD BRANCH

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ Mary E. Evans
Name: Mary E. Evans
Title: Associate Director

ANNEX I

CAPITAL ONE, N.A.

By:	/s/ Wesley Fontana
Name: Wesley Fontana
Title: Vice President

ANNEX I

ING CAPITAL LLC

By:	/s/ Huma Manal
Name: Huma Manal
Title: Director

ANNEX I

MIZUHO CORPORATE BANK, LTD.

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

ANNEX I

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ William B. Robinson
Name: William B. Robinson
Title: Vice President

ANNEX I

CITIBANK, N.A.

By:	/s/ John Miller
Name: John Miller
Title: Attorney-in-Fact

ANNEX I

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David Morris
Name: David Morris
Title: Vice President

ANNEX I

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson
Name: Gregory C. Magnuson
Title: Vice President

ANNEX I

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Hiroshi Higuma
Name: Hiroshi Higuma
Title: Joint General Manager

ANNEX I

THE BANK OF NOVA SCOTIA

By:	/s/ John Frazell
Name: John Frazell
Title: Director

ANNEX I

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Day
Name: Lauren Day
Title: Authorized Signatory

ANNEX I

NATIXIS

By:	/s/ Donovan C. Broussard
Name: Donovan C. Broussard
Title: Managing Director

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Managing Director

ANNEX I

BOKF, N.A. D/B/A BANK OF TEXAS, N.A.

By:	/s/ Mari Salazar
Name: Mari Salazar
Title: Senior Vice President

ANNEX I

SCHEDULE 7.14
SUBSIDIARIES AND PARTNERSHIPS; UNRESTRICTED SUBSIDIARIES

Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Principal Place of Business and Chief Executive Office
Hawk Field Services, LLC	Oklahoma	3500620355	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
HK Energy Marketing, LLC	Delaware	4618598	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
HK Transportation, LLC	Oklahoma	3512133820	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
KCS Energy Services, Inc.	Delaware	2666373	76-0516389	1000 Louisiana Suite 5600 Houston, TX 77002
KCS Resources, LLC	Delaware	2353570	86-0876964 76-0413320 KCS Resources, Inc. ID # may be used for certain state regulatory filing	1000 Louisiana Suite 5600 Houston, TX 77002
Medallion California Properties Company	Texas	109992200	76-0267470	1000 Louisiana Suite 5600 Houston, TX 77002
One TEC Operating, LLC	Texas	800274901	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
One TEC, LLC	Texas	800156535	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
Petrohawk Holdings, LLC	Delaware	3990561	20-3066517	1000 Louisiana Suite 5600 Houston, TX 77002
Petrohawk Operating Company	Texas	01262202-00	75-2472880	1000 Louisiana Suite 5600 Houston, TX 77002
Petrohawk Properties, LP	Texas	9759210	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
P-H Energy, LLC	Texas	800414887	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002

ANNEX I

Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Principal Place of Business and Chief Executive Office
Winwell Resources, L.L.C.	Louisiana	34473413K	86-0876964 72-1277420 Winwell Resources, Inc. ID# may be used for certain state regulatory filing	1000 Louisiana Suite 5600 Houston, TX 77002
WSF, Inc.	Louisiana	34357779D	72-1169871	1000 Louisiana Suite 5600 Houston, TX 77002
Big Hawk Services, LLC	Delaware	4820240	86-0876964	1000 Louisiana Suite 5600 Houston, TX 77002
FracHawk Services, LLC	Delaware	4978556		1000 Louisiana Suite 5600 Houston, TX 77002

Unrestricted Subsidiaries	Jurisdiction of Organization	Organizational Identification Number	Taxpayer Identification Number	Principal Place of Business and Chief Executive Office
EagleHawk Field Services LLC	Delaware	4973511		1000 Louisiana Suite 5600 Houston, TX 77002
Proliq, Inc.	New Jersey	9081403000	22-1516527	1000 Louisiana Suite 5600 Houston, TX 77002

ANNEX I

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